LETTER OF TRANSMITTAL

OF

NEXTEL COMMUNICATIONS, INC.

Pursuant to the Offer to Exchange and Consent Solicitation Statement

Dated March 3, 2005

For Any and All of Its Outstanding

Zero Coupon Convertible Preferred Stock Due 2013
(Restricted CUSIP No. 65332 V 806 and Registered CUSIP No. 65332 V 863)

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, MARCH 31, 2005, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXCHANGE OFFER EXPIRATION DATE”).

The Exchange Agent for the Exchange Offer is:

EquiServe, Inc.

By Facsimile (Eligible Institutions Only):	By Mail or Hand:
Attn: EquiServe Corporation Actions Facsimile: (781) 575-2901 (confirm by telephone: (781) 575-3816)	EquiServe Corporate Actions 66 Brooks Drive Braintree, Massachusetts 02184

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      The instructions contained herein should be read carefully before this Letter of Transmittal is completed. All capitalized terms used herein and not defined will have the meanings ascribed to them in the Offer to Exchange and Consent Solicitation Statement dated March 3, 2005 (as the same may be amended or supplemented from time to time, the “Statement”).

      Questions relating to the procedures for tendering Outstanding Shares (as defined herein) in the Exchange Offer and requests for assistance, as well as requests for additional copies of the Statement and this Letter of Transmittal, may be directed to Georgeson Shareholder Communications, Inc. (the “Exchange Information Agent”) at the address and telephone numbers on the back cover of this Letter of Transmittal.

      HOLDERS WHO DESIRE TO PARTICIPATE IN THE EXCHANGE OFFER MUST VALIDLY TENDER AND NOT WITHDRAW THEIR OUTSTANDING SHARES TO THE EXCHANGE AGENT PRIOR TO THE EXCHANGE OFFER EXPIRATION DATE.

      This Letter of Transmittal and instructions hereto (the “Letter of Transmittal” and, together with the Statement, the “Exchange Offer Documents”) and the Statement constitute the offer (the “Exchange Offer”) by Nextel Communications, Inc., to exchange any and all of its Zero Coupon Convertible Preferred Stock Due 2013 (the “Preferred Stock”), for an equal number of shares of its newly issued Series B Zero Coupon Convertible Preferred Stock Due 2013 (the “Exchange Shares”), upon the terms and subject to the conditions set forth in the Exchange Offer Documents.

      This Letter of Transmittal is to be used by each holder of Outstanding Shares (each, a “Holder” and, collectively, the “Holders”) only if certificates representing those Outstanding Shares are to be physically delivered to the Exchange Agent herewith by such Holder.

      Holders of Outstanding Shares who are tendering by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) must tender Outstanding Shares through DTC’s Automated Tender Offer Program (“ATOP”), for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an Agent’s Message to the Exchange Agent for its acceptance. The Agent’s Message will state that DTC has received an express acknowledgment from DTC participant tendering Outstanding Shares on behalf of the Holder that such DTC participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Statement and this Letter of Transmittal and that Nextel may enforce such agreement against such participant. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of this Letter of Transmittal by DTC participant identified in the Agent’s Message. Accordingly, this Letter of Transmittal need not be completed by a Holder tendering through ATOP.

      In the event that the Exchange Offer is withdrawn or otherwise not completed, the Exchange Shares will not be issued to Holders who have validly tendered their Outstanding Shares, and any tendered Outstanding Shares will be returned.

      The Exchange Offer is made upon the terms and subject to the conditions set forth in the Statement and herein. Holders should carefully review the information set forth therein and herein.

      THE EXCHANGE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS OF OUTSTANDING SHARES BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE STATEMENT OR ANY OF THE OTHER EXCHANGE OFFER DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      Holders who wish to participate in the Exchange Offer and tender their Outstanding Shares must complete the box below entitled “Method of Delivery” and complete the box below entitled “Description of Outstanding Shares Tendered” and sign in the appropriate box below. Holders who complete this Letter of Transmittal will be deemed to have tendered all Outstanding Shares listed in the box.

________________________________________________________________________________

METHOD OF DELIVERY

☐	CHECK HERE IF CERTIFICATES FOR TENDERED OUTSTANDING SHARES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OUTSTANDING SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

________________________________________________________________________________

      List below the Outstanding Shares to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and number of shares on a separately executed schedule and affix the schedule to this Letter of Transmittal. No alternative, conditional or contingent tenders will be accepted. This form should not be completed by Holders tendering Outstanding Shares through ATOP.

DESCRIPTION OF OUTSTANDING SHARES TENDERED

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)	Number of Shares Represented	Number of Shares Tendered*

Total Number of Outstanding Shares

* Unless otherwise indicated in this column labeled “Number of Shares Tendered” and subject to the terms and conditions of the Statement, a Holder will be deemed to have tendered the entire number of shares represented by the share certificates indicated in the column labeled “Number of Shares Represented.”

      The name(s) and address(es) of the Holder(s) should be printed exactly as they appear on the certificates representing Outstanding Shares tendered hereby.

      If you do not wish to tender your Outstanding Shares, you do not need to return this Letter of Transmittal or take any other action.

      The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

      By execution hereof, the undersigned acknowledges receipt of the Offer to Exchange and Consent Solicitation Statement, dated March 3, 2005 (as the same may be amended or supplemented from time to time, the “Statement”), of Nextel Communications, Inc. (“Nextel”), and this Letter of Transmittal and instructions hereto (the “Letter of Transmittal” and, together with the Statement, the “Exchange Offer Documents”), which together constitute Nextel’s offer (the “Exchange Offer”) to exchange any and all of its outstanding Zero Coupon Convertible Preferred Stock Due 2013 (the “Outstanding Shares”), for an equal number of shares of its newly issued Series B Zero Coupon Convertible Preferred Stock Due 2013 (the “Exchange Shares”), upon the terms and subject to the conditions set forth in the Exchange Offer Documents, for the consideration set forth in the Statement.

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Nextel the number of Outstanding Shares indicated above.

      Subject to, and effective upon, the acceptance for exchange of the Outstanding Shares tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, Nextel, all right, title and interest in and to the Outstanding Shares that are being tendered hereby, waives any and all other rights with respect to the Outstanding Shares, and releases and discharges Nextel from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the Outstanding Shares. The undersigned hereby irrevocably constitutes and appoints EquiServe, Inc., as the Exchange Agent, the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Exchange Agent also acts as the agent of Nextel, with respect to such Outstanding Shares, with full power of substitution and re-substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Outstanding Shares and all evidences of transfer and authenticity to, or transfer ownership of, such Outstanding Shares on the account books maintained by DTC to, or upon the order of, Nextel, (ii) present such Outstanding Shares for transfer of ownership on the books of Nextel, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Shares, all in accordance with the terms of and conditions to the Exchange Offer as described in the Exchange Offer Documents.

      The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on Thursday, March 31, 2005, unless extended or earlier terminated by Nextel, in its sole discretion.

      In the event of a termination of the Exchange Offer, Outstanding Shares tendered pursuant to the terminated Exchange Offer will be returned to the tendering Holder promptly. If Nextel makes a material change in the terms of the Exchange Offer or the information concerning the Exchange Offer in a manner determined by Nextel, in its sole discretion, to constitute a material adverse change to the Holders of Outstanding Shares, Nextel will disseminate additional material in respect of the Exchange Offer and will extend the Exchange Offer to the extent required by law. Outstanding Shares tendered in the Exchange Offer may be withdrawn at any time prior to the Exchange Offer Expiration Date by following the procedures described in the Exchange Offer Documents.

      The undersigned understands that tenders of Outstanding Shares pursuant to any of the procedures described in the Statement and in the instructions hereto and acceptance thereof by Nextel will constitute a binding agreement between the undersigned and Nextel upon the terms and subject to the conditions of the Exchange Offer.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Shares tendered hereby, and that when such Outstanding Shares are accepted for exchange by Nextel, Nextel will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by Nextel to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Shares tendered hereby.

      For purposes of the Exchange Offer, the undersigned understands that Nextel will be deemed to have accepted for exchange validly tendered Outstanding Shares, or defectively tendered Outstanding Shares with respect to which Nextel has waived such defect, if, as and when Nextel gives oral or written notice thereof to the Exchange Agent.

      The undersigned understands that, under certain circumstances and subject to certain conditions of the Exchange Offer, each of which Nextel may waive, Nextel, as set forth in the Statement, may not be required to accept for exchange any of the Outstanding Shares tendered, including any Outstanding Shares tendered after the Exchange Offer Expiration Date. Any Outstanding Shares not accepted for exchange will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under “Special Delivery Instructions” below.

      The undersigned understands that the delivery and surrender of the Outstanding Shares is not effective, and the risk of loss of the Outstanding Shares does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Nextel. All questions as to form of all documents and the validity, including time of receipt, and acceptance of tenders and withdrawals of Outstanding Shares will be determined by Nextel, in its sole discretion, which determination will be final and binding.

      All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Exchange Offer Documents, this tender is irrevocable.

      The undersigned understands that tenders of Outstanding Shares pursuant to any of the procedures described in the Statement and in the instructions hereto will constitute the undersigned’s acceptance of the terms of the Exchange Offer. Nextel’s acceptance for payment of Outstanding Shares tendered pursuant to the Exchange Offer will constitute a binding agreement between the undersigned and the Nextel upon the terms and subject to the conditions of the Exchange Offer.

      Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby requests that Exchange Shares issued in connection with the Exchange Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Outstanding Shares not tendered or not accepted for exchange be issued to the undersigned at the address(es) shown above. In the event that the “Special Delivery Instructions” box or the “Special Payment Instructions” box is, or both are, completed, the undersigned hereby requests that any Outstanding Shares not tendered or not accepted for exchange be issued in the name(s) of and certificates for such Outstanding Shares be delivered to the person(s) at the address(es) so indicated. The undersigned recognizes that Nextel has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Outstanding Shares from the name of the Holder(s) thereof if Nextel does not accept for exchange any of such Outstanding Shares so tendered.

PLEASE SIGN HERE

To Be Completed By All Tendering Holders of Outstanding Shares

     This Letter of Transmittal must be signed by the Holder(s) of Outstanding Shares being tendered exactly as his, her, its or their name(s) appear(s) on certificate(s) for such Outstanding Shares or if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the Outstanding Shares or by person(s) authorized to become Holder(s) by endorsements on certificates for such Outstanding Shares or by stock powers transmitted with this Letter of Transmittal. Endorsements on Outstanding Shares and signatures on stock powers by Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Nextel and the Exchange Agent of such person’s authority to so act. See Instruction 2 below.

X

X

(Signature of Holder(s) or Authorized Signatory)

Date: _____________________, 2005

Name(s):

(Please Print)
Capacity:

Address:

(Including Zip Code)
Area Code and
Telephone Number:

PLEASE COMPLETE SIGNATURE GUARANTEE, IF REQUIRED (See Instruction 2 below)

Certain Signatures Must be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Eligible Institution)

(Authorized Signature)

(Printed Name)

(Title)
Date: ________________________, 2005

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 3 and 4)

     To be completed ONLY if the Exchange Shares are to be issued to the order of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Outstanding Shares Tendered” within this Letter of Transmittal.

Issue the Exchange Shares to:

Name:

(Please Print)

Address

(Including Zip Code)

(Taxpayer Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

     To be completed ONLY if certificates for Outstanding Shares not tendered or not accepted for exchange are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Outstanding Shares Tendered” within this Letter of Transmittal.

Deliver the Outstanding Shares to:

Name:

(Please Print)

Address

(Including Zip Code)

(Taxpayer Identification or Social Security Number)

     Credit unpurchased Outstanding Shares delivered by book-entry transfer to the DTC account set forth below:

DTC Account Number:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

      1. Delivery of this Letter of Transmittal and Certificates for Outstanding Shares or Book-Entry Confirmations; Withdrawal of Tenders. To tender Outstanding Shares in the Exchange Offer by physical delivery of certificates for Outstanding Shares, a properly completed and duly executed copy or facsimile of this Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Exchange Offer Expiration Date. The method of delivery of this Letter of Transmittal, the Outstanding Shares and all other required documents to the Exchange Agent is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested and that the mailing be made sufficiently in advance of the Exchange Offer Expiration Date to permit delivery to the Exchange Agent prior to such respective date. No alternative, conditional or contingent tenders of the Outstanding Shares will be accepted. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Letter of Transmittal and Outstanding Shares held in physical form should be sent only to the Exchange Agent, not to Nextel, DTC, the Exchange Information Agent or any other person. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

      All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Outstanding Shares for exchange.

      The Exchange Agent and DTC have confirmed that the Exchange Offer are eligible for ATOP. Accordingly, DTC participants may electronically transmit their acceptance of the Exchange Offer by causing DTC to transfer their Outstanding Shares to the Exchange Agent in accordance with DTC’s ATOP procedures for such transfer. DTC will then send an Agent’s Message to the Exchange Agent. The Agent’s Message will state that DTC has received an express acknowledgment from DTC participant tendering Outstanding Shares on behalf of the Holder that such DTC participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Statement and this Letter of Transmittal and that Nextel may enforce such agreement against such participant. Holders desiring to tender Outstanding Shares prior to Exchange Offer Expiration Date through ATOP should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC prior to such date.

      Holders who wish to exercise their right of withdrawal with respect to the Exchange Offer must give written notice of withdrawal, delivered by mail, hand delivery or manually signed facsimile transmission, or a properly transmitted “Request Message” through ATOP, which notice must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Exchange Offer Expiration Date or at such other permissible times as are described herein. In order to be valid, a notice of withdrawal must specify the name of the person who deposited the Outstanding Shares to be withdrawn (the “Depositor”), the name in which those Outstanding Shares are registered (or, if tendered by a book-entry transfer, the name of the participant in DTC whose name appears on the security position listing as the owner of such Outstanding Shares), if different from that of the Depositor, and the number of Outstanding Shares to be withdrawn. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Outstanding Shares) to the Exchange Agent, the name of the Holder and the certificate number or numbers relating to such Outstanding Shares withdrawn must also be furnished to the Exchange Agent as aforesaid prior to the physical release of the certificates for the withdrawn Outstanding Shares (or, in the case of Outstanding Shares transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn Outstanding Shares must be furnished prior to the granting of such credit). The notice of withdrawal (other than a notice transmitted through ATOP) must be signed by the Holder in the same manner as this Letter of Transmittal (including, in any case, any required signature guarantee(s)), or be accompanied by evidence satisfactory to Nextel and the Exchange Agent that the person withdrawing the tender has the legal authority to withdraw such tender on behalf of the Holder. Withdrawals of tendered Outstanding Shares may not be rescinded. However, validly withdrawn Outstanding Shares may be retendered by following the procedures therefor described in the Statement at any time prior to the Exchange Offer Expiration Date.

      2. Signatures on this Letter of Transmittal, Stock Powers and Endorsement; Guarantee of Signatures. If this Letter of Transmittal is signed by the Holder(s) of the Outstanding Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Outstanding Shares tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Outstanding Shares.

      If any of the Outstanding Shares tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Outstanding Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

      If this Letter of Transmittal is signed by the Holder, and the certificates for any number of Outstanding Shares not tendered or not accepted for exchange are to be issued, or if any Outstanding Shares that are not tendered or not accepted for exchange is to be reissued or returned to, or, if tendered by book-entry transfer, credited to the account at DTC of the Holder, and Exchange Shares issued in connection with the Exchange Offer are to be issued to the order of the Holder, then the Holder need not endorse any certificates for tendered Outstanding Shares, nor provide a separate stock power. In any other case, the Holder must either properly endorse the certificates for Outstanding Shares tendered or transmit a separate properly completed stock power with this Letter of Transmittal, in either case, executed exactly as the name(s) of the Holder(s) appear(s) on such Outstanding Shares, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of the Outstanding Shares, exactly as the name(s) of the participant(s) appear(s) on such security position listing, with the signature on the endorsement or stock power guaranteed by an Eligible Institution, unless such certificates or stock powers are executed by an Eligible Institution.

      Only Holders of Outstanding Shares shown on DTC’s position listing will be entitled to tender Outstanding Shares in the Exchange Offer. Any beneficial owner whose Outstanding Shares are registered in the name of a Custodian or held through DTC and who wishes to tender its Outstanding Shares should contact such Custodian promptly and instruct such Custodian to tender its Outstanding Shares on such beneficial owner’s behalf. Custodians and other nominees who hold Outstanding Shares on behalf of beneficial owners are precluded from exercising their discretion with respect to tendering Outstanding Shares and executing and delivering a Letter of Transmittal or Agent’s Message. Thus, absent specific instructions from the beneficial owner of the Outstanding Shares, a Custodian or other nominee will not be able to tender Outstanding Shares or execute and deliver a Letter of Transmittal or Agent’s Message with respect to such Outstanding Shares.

      If this Letter of Transmittal or any certificates for Outstanding Shares or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Nextel and the Exchange Agent of their authority so to act must be submitted with this Letter of Transmittal.

      Endorsements on certificates for Outstanding Shares and signatures on stock powers provided in accordance with this Instruction 2 by Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution.

      No signature guarantee is required if (i) this Letter of Transmittal is signed by the Holder(s) of the Outstanding Shares tendered herewith, or by a participant in DTC whose name appears on a security position listing as the owner of the Outstanding Shares, and the Exchange Shares are to be issued, or any Outstanding Shares not tendered or not accepted for exchange are to be issued, directly to such Holder(s), or, if signed by a participant in DTC, any Outstanding Shares not tendered or not accepted for exchange are to be credited to such participant’s account at DTC, and neither the “Special Payment Instructions” box nor the “Special Delivery Instructions” box of this Letter of Transmittal has been completed or (ii) the Outstanding Shares are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal and endorsements on certificates and signatures on stock powers, if any, accompanying Outstanding Shares must be guaranteed by an Eligible Institution.

      3. Special Payment and Special Delivery Instructions. Tendering Holders (or participants in DTC whose name appears on a security position listing as the owner of the Outstanding Shares) should indicate in the applicable box or boxes the name and address to which Outstanding Shares for principal amounts not tendered or not accepted for exchange to be made in connection with the Exchange Offer are to be issued or sent (or are to be credited with respect to such participants in DTC), if different from the name and address of the Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Outstanding Shares not tendered or not accepted for exchange will be returned to the Holder of the Outstanding Shares tendered.

      4. Transfer Taxes. Nextel will pay all transfer taxes applicable to the exchange and transfer of Outstanding Shares pursuant to the Exchange Offer, except if the Exchange Shares are being issued to, or if certificates representing Outstanding Shares for principal amounts not tendered or not accepted for exchange that are registered or issued in the name of, any person other than the Holder of Outstanding Shares tendered thereby or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, then, in such event, the amount of any transfer taxes (whether imposed on the Holder(s) or such other person(s)) payable on account of the transfer to such person will be payable by the Holder unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

      5. Irregularities. All questions as to the form of all documents and the validity, including time of receipt, and acceptance of tenders and withdrawals of Outstanding Shares will be determined by Nextel, in its sole discretion, which determination will be final and binding. Alternative, conditional or contingent tenders or Consents will not be considered valid. Nextel reserves the absolute right, in its sole discretion, to reject any or all tenders in respect of Outstanding Shares that are not in proper form or the acceptance of which would, in Nextel’s opinion, be unlawful. Nextel also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Shares. Nextel’s interpretations of the terms and conditions of the Exchange Offer, including the instructions in this Letter of Transmittal, will be final and binding. Any defect or irregularity in connection with tenders of Outstanding Shares must be cured within such time as Nextel determines, unless waived by Nextel. Tenders of Outstanding Shares will not be deemed to have been made until all defects or irregularities have been waived by Nextel or cured. All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Outstanding Shares for exchange. None of Nextel, the Exchange Agent, the Exchange Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Outstanding Shares or will incur any liability to Holders for failure to give any such notice.

      6. Waiver of Conditions. Nextel expressly reserves the absolute right, in its reasonable discretion, to amend or waive any of the conditions to the Exchange Offer or at any time and from time to time.

      7. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Outstanding Shares and requests for assistance or additional copies of the Statement and this Letter of Transmittal may be directed to the Exchange Information Agent, whose addresses and telephone numbers appear on the back cover of this Letter of Transmittal.

The Exchange Information Agent for the Exchange Offer is:

Georgeson Shareholder Communications, Inc.

17 State Street
New York, New York 10004
1-877-278-4751 (toll-free)